J.P. Morgan Mortgage Trust 2024-VIS1 ABS-15G

Exhibit 9.11

Executive Summary JPMMT 2024-VIS1

(1)	Type of Assets.

Covius Real Estate Services, LLC (“CRES”) performed the due diligence services described below on behalf of SG Capital Partners LLC (the “Client”). The loans were originated by multiple Sellers and acquired directly (or indirectly) by J.P. Morgan Mortgage Acquisition Corp through Reliance Letters. The loan reviews were conducted from August 2022 through December 2023 by CRES.

(2)	Number of Assets.

There were 48 assets in the loan population.

(3)	Review Process.

The post-closing loan reviews were graded in accordance with the following NRSRO(s) Third Party Due- Diligence Criteria, in addition to the review grading of “Meets Guidelines” or “Does Not Meet Guidelines”:

NRSRO	Title and Date of Criteria
DBRS, Inc.	● Third-Party Due- Diligence Criteria for U.S. RMBS Transactions dated September 8, 2023
Fitch Ratings, Inc.	● U.S. RMBS Rating Criteria dated April 18, 2023
Kroll Bond Rating Agency, LLC	● US RMBS Rating Methodology, dated December 7, 2023
Moody’s Investors Service, Inc.	● Moody’s Approach to Rating US RMBS Using the MILAN Framework dated February 16, 2022
S&P Global, Inc.	● Methodology And Assumptions For Rating U.S. RMBS Issued 2009 And Later, February 22, 2018

The post-closing reviews included a re-underwrite of each borrowers’ credit, an analysis of the property valuation, and regulatory compliance testing. Post-closing reviews are underwritten to the applicable lender’s or client’s underwriting guidelines and credit matrices. The review scope and methodology of these different review areas is discussed in subsequent sections of this document.

(4)	Sample size of the assets reviewed.

The due diligence review was conducted on 100% of the loan population and consisted of 48 mortgage loans with an aggregate original principal balance of approximately $12,727,798. The mortgage loans originated from August 2022 through December 2023 by nine correspondent Sellers.

(5)	Asset Review

In connection with the credit re-underwrite, CRES reviewed all origination documentation to determine conformity to the applicable underwriting guidelines and other regulatory requirements described below, including (if applicable) the Ability to Repay and Qualified Mortgage requirements. Review areas included, but are not limited to:

Credit Review and Methodology

Credit Report: Analyzed the Borrower’s credit report/credit history, confirming that credit scores, liabilities and public records met guideline requirements. Liabilities gathered from the credit report were included in the re-calculation of the debt-to-income ratio as appropriate. In addition the following data was also captured and reviewed to confirm compliance with guideline and ASF reporting requirements: (i) credit report date, (ii) bankruptcy date, (iii) bankruptcy discharge date, (iv) bankruptcy chapter, (v) foreclosure date, (vi) short sell date, (vii) longest trade line (active), (viii) longest trade line balance (active), (ix) months reviewed, (x) number of trade lines, (xi) credit scores, (xii) revolving debts and (xiii) installments debts.

Loan Application (1003): Reviewed the Borrower’s Loan Application including comparison of initial loan application against the final loan application, or other loan applications found in the file, to identify potential discrepancies. In addition the following data was also captured and reviewed to confirm compliance with guideline and ASF reporting requirements: (i) purpose, (ii) years in primary residence, (iii) number of mortgaged properties (as compared with the credit reports disclosed mortgages), (iv) application date, (v) borrower information (name, date of birth, social security number and number of family members), (vi) borrower’s address, (vii) borrower(s)’ employment information (including address, years at job, years in field), (vii) monthly income and (ix) citizenship.

Loan Approval/Exception Form (if applicable): Reviewed the Lender’s approval and Client’s exception approval documentation to confirm appropriate risk mitigating factors were present when granting exceptions.

Sales Contract (if applicable): Reviewed the sales contract to confirm buyer(s) and seller(s), sales price and property address matches other documents.

Title: Reviewed the title policy or commitment to identify possible judgments or other liens that may have existed at origination. In addition, proper vesting and parties (as disclosed on sales contract, note, and deed) were reflected accurately.

Hazard and Flood Insurance: Reviewed hazard and flood (if applicable) insurance to ensure policy met the minimum required amount of replacement coverage.

Leases and Market Rents (DSCR Loans): Reviewed lease agreements and third-party market rent documents to confirm compliance with Debt-Service-Coverage-Ratio requirements. Note, the documentation that can be used to establish market rents can vary from lender to lender. CRES reviews the market rent source, to ensure compliance with applicable guidelines. In some cases, lenders may not require proof of market rents, if a sourced payment history can be provided along with the lease agreement.

Assets: Reviewed (i) bank statements, (ii) verification-of-deposit (VOD) and (iii) stock or security account statements to ensure adequate assets were provided verifying down payment, closing costs and reserves required by the guidelines.

Guidelines: Confirmed compliance with applicable underwriting guidelines and determined the qualification of credit and income, assets, property type and usage, LTV/CLTV, and documentation requirements to applicable underwriting guidelines and loan program matrices. Items included, but not limited to: FICO, housing history, bankruptcy and foreclosure seasoning, occupancy, credit grade, loan amounts (minimum and maximum), maximum cash out amount, reserves, residual income, minimum trade lines and debt to service coverage ratio requirements.

Unless otherwise stated in the Lender’s or Client’s guidelines, Fannie Mae guidelines prevail.

Property Valuation Review and Methodology

CRES reviewed the Appraisal for completeness and conformance to industry standards, including requirements set forth in Title XI of FIRREA. The review included both data and description information provided by the appraiser. Review items included: (i) property address and borrower information matches the mortgage note and other critical origination documents, (ii) neighborhood characteristics and housing trends were acceptable and met applicable underwriting guidelines, (iii) site information for zoning compliance and possible adverse site notations reviewed for adverse conditions, FEMA Flood Zone designation matched the Flood Certification, (iv) property type and property description information met applicable underwriting guidelines, (v) comparable sales (sale dates, distance, gross and net adjustments, square footage, and value) met industry standards and were properly bracketed, (vi) comparable size, style, and location were similar to the subject address, (vii) condition of the property was average or better and notable repairs were addressed, (viii) appraisal was made on an “as is” basis or proper evidence of completion was obtained and clearly documented and addressed all “subject to” conditions noted, (ix) subject and comparable photos reviewed to ensure appraisal description information coincides with property pictures and that no visible adverse issues are present that the appraiser did not address, (x) appraisal was completed by a licensed appraiser and (xi) appraisal was completed within the required timing requirements, as disclosed in the applicable underwriting guidelines.

A Fannie Mae UCDP Submission Summary Report with a Collateral Underwriter Risk Score of 2.5 or less or a secondary enhanced desk review product, (such as an ARR from ProTeck or CDA from Clear Capital), from an approved AMC was required on all transactions. In lieu of an enhanced desk review product, a field review or second appraisal from an approved AMC is acceptable. If the Appraisal Review Product value is more than 10% below the appraised value, a second field review or appraisal was required. In certain cases, sellers may include an enhanced desk review product from an approved AMC. All ARR or CDA documentation provided by an approved AMC vendor was recorded by CRES, as an acceptable valuation support option as long as valuations were obtained in accordance with guidelines and through notable AMC vendors. Any loans that did not maintain an enhanced desk review or did not meet the Client’s vendor requirements were conditioned and communicated with the Client.

For loans that did not maintain an acceptable enhanced desk review product, CRES ordered an Appraisal Risk Review (ARR) or Collateral Desktop Analysis (CDA) from various Appraisal Management Companies for valuation support. All loans outside of a 10% variance from the original appraised value were identified and communicated to the Client.

If material origination valuation discrepancies could not be resolved an exception was created and the applicable NRSROs valuation grade was recorded.

Compliance Review Methodology

All 48 loans in this pool are classified as “business purpose”. In such cases compliance TILA and Regulation Z requirements were not tested, as the law’s provisions do not apply to an extension of credit if primarily for business or a commercial purpose (12 C.F.R. §1026.3(a); 15 U.S.C. § 1603).

Compliance testing was limited to:

●	A review of the Note and Mortgage for accuracy.

●	Review of Occupancy and Business Purpose Certifications

●	State and Federal High Cost and Higher-Priced

●	Cook County High-Cost Ordinance

Note that CRES determines the mortgage loan’s status under the ATR or QM rule requirements and assigns a proper due diligence mortgage loan designation that is solely based on the documentation available at the time of the review. All the loans in this pool were classified as Not Covered/Exempt: Loans that are not covered by the rule.

The table below contains the TRID eligible breakdown for the loan population:

	Count	Percentage of Population
Investment/Business Purpose Loans	48	100.00%
Initial Application Date prior to October 3, 2015	0	0.00%
CRES Level II TRID Review	0	0.00%

Document Review

CRES reviewed each mortgage loan file and verified if the following documents, if applicable, were included in the file and if the data on these documents was consistent (where applicable):

● Appraisal.
● Asset documentation. ● Business Purpose Certification (if applicable)
● Changed circumstance documentation.
● Credit report.
● FACTA disclosures.
● Final 1003.
● Final HUD-1/Closing Disclosure(s).
● Hazard and/or flood insurance policies.
● HUD from sale of previous residence.
● Homeownership counseling organizations disclosure.
● Income and employment documentation.
● Initial and final GFE’s.
● Initial application (1003).
● Initial escrow disclosure.
● Initial TIL. ● Leases
● Loan Estimate(s). ● Market Rent supporting documentation
● Mortgage Insurance.

● Mortgage/Deed of Trust.
● Note.
● Notice of Special Flood Hazards.
● Sales contract.
● Tangible Net Benefit Disclosure.
● Title/Preliminary Title.
● Written List of Service Providers.

(6)	Tape Data Compare

CRES compared data fields on the data tape provided by the Client to the data points disclosed on the actual mortgage loan file documents, as captured by CRES. When data was available, the following data elements were compared:

Appraised Value	First Payment Date	Note Date	Property City
CLTV	Interest Rate	Note Type	Property State
Doc Level	Lien Position	Occupancy	Property Zip
DSCR	Loan Term	Original Balance	Purpose
FICO	LTV	P&I Payment	QM Type
Appraised Value	First Payment Date	Note Date	Property City

The seller provided CRES with loan level data regarding the mortgage loans for the data integrity check. CRES received the data directly from the seller through a loan registrations system or via a data tape.

Of the 48 mortgage loans reviewed, twelve unique mortgage loans had at least one tape discrepancy across 20 data fields (one mortgage loan had more than one data discrepancy). The following table discloses the number of data discrepancies noted by field name. Note, tape data was not provided on certain field compare values. The fields in which tape data was not available is noted below; however, a data discrepancy was not counted if the seller failed to provide a compare value.

Field Compare	Discrepancy: No	Discrepancy: Yes	Total
Appraised Value	41	7	48
CLTV	46	2	48
Doc Level	48	0	48
DSCR*	48	0	48
FICO	44	4	48
First Payment Date	48	0	48
Interest Rate	48	0	48
Lien Position	48	0	48
Loan Term	48	0	48
LTV	46	2	48
Note Date*	48	0	48
Note Type	47	1	48
Occupancy	48	0	48
Original Balance	48	0	48
P&I Payment	47	1	48
Property City	47	1	48
Property State	48	0	48
Property Zip	48	0	48
Purpose	48	0	48
QM Type*	48	0	48

* Tape data was not available.

(7)  Credit, Compliance and Property Valuation Results Credit Results Summary

Approximately 100.00% of the mortgage loans by number have a Credit grade of “B” or higher and 68.75% of the mortgage loans by number have a Credit grade of “A”.

NRSRO Grade	Loan Count	Percentage
A	33	68.75%
B	15	31.25%
C	0	0.00%
Total	48	100.00%

Compliance Results Summary

Approximately 100.00% of all mortgage loans by number have a Compliance grade of “A”.

NRSRO Grade	Loan Count	Percentage
A	48	100.00%
B	0	0.00%
C	0	0.00%
Total	48	100.00%

Property Valuation Results Summary

Approximately 100.00% of the mortgage loans by number have a Valuation grade of “B” or higher and 93.75% of the mortgage loans by number have a Valuation grade of “A”.

NRSRO Grade	Loan Count	Percentage
A	45	93.75%
B	3	6.25%
C	0	0.00%
Total	48	100.00%

Overall Results Summary

Approximately 100.00% of all loans by number received an “A” or “B” overall grade and 64.58% of all loans by number received an overall grade of “A”.

NRSRO Grade	Loan Count	Percentage
A	31	64.58%
B	17	35.42%
C	0	0.00%
Total	48	100.00%

(8)	Pool Stratification Summary

Lien Position	Count	Percentage
First	48	100.00%
Total	48	100.00%

Note Type	Count	Percentage
Arm	1	2.08%
Fixed	47	97.92%
Total	48	100.00%

Occupancy	Count	Percentage
Owner Occupied	0	0.00%
Non-Owner Occupied	48	100.00%
Second Home	0	0.00%
Total	48	100.00%

Purpose	Count	Percentage
Purchase	20	41.67%
Refi - Cash Out	26	54.17%
Rate Term Refi	2	4.17%
Total	48	100.00%

Property Type	Count	Percentage
Single Family	27	56.25%
PUD	3	6.25%
Condo	1	2.08%
2-4 Family	17	35.42%
Commercial	0	0.00%
Townhome	0	0.00%
Mixed Use	0	0.00%
Total	48	100.00%

Debt to Income	Count	Percentage
0-9.99%*	0	0.00%
10%-19.99%	0	0.00%
20%-29.99%	0	0.00%
30%-39.99%	0	0.00%
40%-49.99%	0	0.00%
50%-60.00%	0	0.00%
Total	0	100.00%
All loans in this pool qualified under a DSCR loan program.

DSCR Loans	Count	Percentage

<0 or	0	0.00%
0-0.199	0	0.00%
0.2-0.399	0	0.00%
0.4-0.599	0	0.00%
0.6-0.799	2	4.17%
0.8-.999	0	0.00%
1-1.199	22	45.83%
1.2-1.399	14	29.17%
1.4-1.599	4	8.33%
1.6-1.799	4	8.33%
1.8-1.999	2	4.17%
=>2	0	0.00%
Total	48	100.00%

Loan to Value	Count	Percentage
10%-19.99%	0	0.00%
20%-29.99%	1	2.08%
30%-39.99%	3	6.25%
40%-49.99%	5	10.42%
50%-59.99%	7	14.58%
60%-69.99%	8	16.67%
70%-79.99%	19	39.58%
80%-89.99%	5	10.42%
90%-100%	0	0.00%
Total	48	100.00%

State	Count	Percentage
AL	1	2.08%
AZ	1	2.08%
CA	7	14.58%
CT	1	2.08%
FL	7	14.58%
GA	3	6.25%
HI	1	2.08%
IN	2	4.17%
LA	1	2.08%
MS	2	4.17%
NC	1	2.08%
NJ	5	10.42%
NV	1	2.08%
NY	5	10.42%
OH	1	2.08%
PA	3	6.25%
TN	2	4.17%
TX	1	2.08%

UT	1	2.08%
VA	1	2.08%
WA	1	2.08%
Total	48	100.00%